SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                  14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential,  For  Use  of the  Commission  Only  (as  permitted  by
         Rule 14a-6(e)(2))
[  X  ]  Definitive  Proxy  Statement
[     ]  Definitive  Additional Materials
[     ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LIBERTY FUNDS TRUST I
                       Liberty Tax-Managed  Growth Fund
                       Liberty Tax-Managed Growth Fund II
                   ------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    ------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:

[     ]  Fee paid previously with preliminary materials.

[     ]  Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)  Amount Previously Paid:


         2)  Form, Schedule or Registration Statement No.:


         3)  Filing Party:


         4)  Date Filed:

                         LIBERTY TAX-MANAGED GROWTH FUND
                       LIBERTY TAX-MANAGED GROWTH FUND II
                     Each a series of Liberty Funds Trust I

             One Financial Center, Boston, Massachusetts 02111-2621


Dear Shareholder:


Your Fund will hold a special meeting on December 27, 2000 at 10:00 a.m., Eastern time, at the offices of Colonial Management Associates, Inc. (Colonial). A formal Notice of Special Meetings of Shareholders appears on the next page, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.



YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT), BY PHONE OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


Your Fund is using Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.


Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC toll-free at 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time. Our hearing impaired shareholders may call Liberty Funds Services, Inc., the Funds' transfer agent, at 1-800-528-6979 if you have special TTD equipment.


We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,


Stephen E. Gibson, President
December 8, 2000
G-60/686D-1100

                         LIBERTY TAX-MANAGED GROWTH FUND
                       LIBERTY TAX-MANAGED GROWTH FUND II
                     Each a series of Liberty Funds Trust I

             One Financial Center, Boston, Massachusetts 02111-2621


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 2000


NOTICE IS HEREBY GIVEN that Special Meetings of the Shareholders of Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II (each, a Fund, and collectively, the Funds) will be held at 10:00 a.m., Eastern time, on Wednesday, December 27, 2000, at the offices of Colonial Management Associates, Inc., One Financial Center, Boston, Massachusetts 02111-2621 for these purposes:


1.   To elect the Board of Trustees of Liberty Funds Trust I;

2.   To approve a sub-advisory  agreement with Stein Roe Investment Counsel LLC;
     and

3. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on September 29, 2000, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,


William J. Ballou, Secretary
December 8, 2000



NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO ENCLOSED PROXY INSERT) OR IN PERSON. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         LIBERTY TAX-MANAGED GROWTH FUND
                       LIBERTY TAX-MANAGED GROWTH FUND II
                     Each a series of Liberty Funds Trust I

                                 PROXY STATEMENT

                               General Information


                                                                December 8, 2000



This document gives you information you need in order to vote on the matters coming before the Meetings. If you have any questions regarding the information contained in the proxy statement, please call SCC toll-free at 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time. This proxy statement was first mailed to shareholders on or about December 8, 2000.



The Trustees of Liberty Funds Trust I (Trust), on behalf of Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II (each, a Fund, and collectively, the Funds), have called Special Meetings of Shareholders of the Funds for 10:00 a.m., Eastern time, on Wednesday, December 27, 2000, for the purposes described in the accompanying Notice. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meetings and to request your proxy to vote in favor of the proposals.


I.     INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.


A. Proxy Solicitation. Shareholders of the Funds entitled to vote at the Meetings will receive proxy materials in the mail. The Funds have engaged the services of SCC to assist in the solicitation of proxies. As the date approaches, if your vote is not received, you may receive a call from SCC reminding you to exercise your right to vote.



B.     Voting Process.   You can vote in any one of the following four ways:

      a.       By mail, by filling out and returning the enclosed proxy card;
      b. By phone, by calling toll-free 1-877-518-9416 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time and following the instructions;
      c. By fax (not available for all shareholders; refer to enclosed proxy insert); or
      d.       In person at the Meeting.



Shareholders who owned shares on the record date, September 29, 2000, are entitled to vote at the meeting. Shareholders are entitled to cast one vote for each share owned on the record date. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.



C. Proxy Solicitation Costs. Liberty Financial Companies, Inc. (LFC), the indirect parent of Stein Roe & Farnham Incorporated (SRF), the advisor to the Funds, will bear the cost of the solicitation . By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for each Fund is not expected to exceed the following:


--------------------------------------------- ----------------------------------
                    Fund                                Solicitation Cost
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------

Liberty Tax-Managed Growth Fund                               $25,000

--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------

Liberty Tax-Managed Growth Fund II                           $  3,000

--------------------------------------------- ----------------------------------


D. Record Date and Quorum. Each shareholder of record of each Fund at the close of business on September 29, 2000 (Record Date) will have one vote for each share held. Holders of 30% of the shares of each Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted by such Fund at the Meetings on Proposal 2. With respect to Proposal 1, shareholders of each Fund vote together with the shareholders of the other series of the Trust for the election of Trustees; 30% of the outstanding shares of the Trust constitutes a quorum for voting on the election of Trustees. Regardless of how you vote ("For", "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), it will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against Proposal 2. With respect to the election of Trustees (Proposal 1), withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.



E. Revoking Your Proxy. You may revoke your proxy at any time up until the voting results are announced at the Meetings. You may revoke your proxy by writing to the Secretary of the Funds, Attn: William J. Ballou, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621. You may also revoke your proxy by voting again by using one of the following three ways: (a) by using your enclosed proxy card; (b) by fax (not available for all shareholders; refer to the enclosed proxy insert) or (c) voting in person at the Meetings. You may also revoke your vote telephonically by calling SCC at 1-877-518-9416.



F. Shareholder Proposals. Proposals of shareholders which are intended to be considered for inclusion in the Funds' proxy statement must be received within a reasonable amount of time prior to any meetings. The Funds do not currently intend to hold shareholder meetings in 2001. You may submit shareholder proposals to the Secretary of the Funds, Attention: William J. Ballou, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621.



G. Annual/Semiannual Reports. Further information concerning each Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc. at One Financial Center, Boston, Massachusetts 02111-2621 or by calling 1-800-426-3750.


H. Other Matters. As of the date of this proxy statement, only the business mentioned in Proposals 1 and 2 of the Notice of the Special Meetings of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meetings, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

I. Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of Special Meetings of Shareholders are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.


PROPOSAL 1.          ELECT A BOARD OF TRUSTEES.


The purpose of this proposal is to elect four new members as well as seven of the currently serving members of the Board of Trustees of the Trust. All of the nominees listed below, except for the proposed four new members (Ms. Kelly and Messrs. Hacker, Nelson and Theobald), are currently members of the Board of Trustees of the Trust, as well as six other Liberty open-end trusts and nine Liberty closed-end funds and, in the case of Messrs. Lowry, Mayer and Neuhauser, one other Liberty open-end trust and eleven Liberty closed-end funds (collectively, the "Liberty Fund Complex"), and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, other than Mr. Palombo, have been previously elected to those Boards by the shareholders of the Liberty Fund Complex. The proposed four new members currently serve on the Boards of Trustees of two Stein Roe closed-end funds and seven Stein Roe open-end trusts (collectively, the "Stein Roe Funds"), and were recommended for election as Trustees of the Trust by the Board of Trustees of the Trust at meetings held on October 25-26, 2000. Each of the nominees elected will serve as a Trustee of the Trust until the next meetings of shareholders of the Funds called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation or removal.



Currently, two different boards of trustees are responsible for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. The Trustees of the Liberty Fund Complex and of the Stein Roe Funds and LFC, the indirect parent of the investment advisors to the Liberty Fund Complex and Stein Roe
Funds, have agreed that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Liberty Fund Complex and Stein Roe Funds. Creation of a single, consolidated board should also provide certain administrative efficiencies (such as the elimination of six board meetings as a result of the consolidation and the corresponding elimination of the need to prepare duplicative board materials) and potential future cost savings for the Liberty Fund Complex, the Stein Roe Funds and LFC. The nominees listed below will be the members of the single, consolidated Board of Trustees. The persons named in the enclosed proxy card intend to vote at the Meetings in favor of the election of the nominees named below as Trustees (if so instructed). If any nominee listed below becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

Information about the Nominees

Set forth below is information concerning each of the nominees.

Nominee Name & Age      Principal Occupation (1) and Directorships Trustee Since

Douglas A. Hacker       Executive Vice President and Chief          New nominee
(43)                    Financial Officer of UAL, Inc. (airline)
                        since July, 1999; Senior Vice President
                        and Chief Financial Officer of UAL, Inc.
                        prior thereto.


Janet Langford Kelly    Executive Vice President-Corporate          New nominee
(41)                    Development, General Counsel and
                        Secretary of Kellogg Company (food,
                        beverage and tobacco producer), since
                        September, 1999; Senior Vice President,
                        Secretary  and General  Counsel of Sara
                        Lee  Corporation branded,  packaged,
                        consumer-products manufacturer)
                        prior thereto.




Richard W. Lowry        Private Investor since 1987 (formerly          1995
(64)                    Chairman and Chief Executive Officer of
                        U.S. Plywood Corporation (building
                        products producer) from August 1985 to
                        August 1987).



Salvatore Macera        Private Investor since 1981 (formerly          1998
(69)                    Executive Vice President and Director of
                        Itek Corporation (electronics) from 1975 to 1981).



William E. Mayer(2)     Partner, Park Avenue Equity Partners           1994
(60)                    (venture capital) since November, 1996;
                        Dean, College of Business and Management,
                        University of Maryland, prior thereto; Director, Johns Manville (building products producer),
                        Lee Enterprises (print and online media) and WR Hambrecht + Co. (financial service producer).



Charles R. Nelson       Van Voorhis Professor, Department of        New nominee
(57)                    Economics,  University of Washington;
                        consultant on economic and statistical
                        matters.


John J. Neuhauser       Academic Vice President and Dean of            1985
(57)                    Faculties, Boston College, since August,
                        1999; Dean, Boston College School of
                        Management prior thereto.

Nominee Name & Age      Principal Occupation (1) and Directorships Trustee Since


Joseph R. Palombo(3)    Trustee of the Liberty Fund Complex since      2000
(47)                    August 2000; Trustee of the Stein Roe
                        Funds since October 2000; Vice President of the Liberty Mutual Funds and Stein Roe
                        Funds from April, 1999 to October, 2000;
                        Executive Vice President and Director of
                        Colonial and Stein Roe & Farnham
                        Incorporated; Executive Vice President
                        and Chief Administrative Officer of
                        Liberty Funds Group LLC since April,
                        1999; Director of Alpha Trade Inc.
                        (broker-dealer), Colonial Advisory
                        Services, Inc. Liberty Funds Distributor,
                        Inc., and Liberty Funds Services, Inc.
                        since April, 2000. Chief Operating
                        Officer, Putnam Mutual Funds prior
                        thereto.



Thomas E. Stitzel       Business Consultant since 1999; Professor      1998
(64)                    of Finance and Dean, College of Business,
                        Boise State University prior thereto;
                        Chartered Financial Analyst.



Thomas C. Theobald      Managing Director, William Blair Capital    New nominee
(62)                    Partners (private equity investing) since
                        1994; Chief Executive Officer and Chairman of the Board of Directors, Continental Bank
                        Corporation (banking services) prior thereto.



Anne-Lee Verville       Consultant since 1997; General Manager,        1998
(55)                    Global Education Industry (global
                        education applications) prior thereto;
                        formerly President, Applications Solutions
                        Division, IBM Corporation (global education and global applications) from 1991 to 1994.

---------------------------
 (1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
 (2) Mr. Mayer is not affiliated with LFC, but is an "interested person," as defined in the Investment Company Act of 1940, as amended (1940 Act), because of his affiliation with WR Hambrecht + Co. (a registered broker-dealer).

 (3) Mr. Palombo is an "interested person," as defined in the 1940 Act, because of his affiliation with LFC, the parent company of SRF and an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.



The following persons who are currently serving on the Board of Trustees are not standing for reelection:



Nominee Name & Age      Principal Occupation (1) and Directorships Trustee Since

Tom Bleasdale           Retired (formerly Chairman of the Board        1987
(70)                    and Chief Executive Officer, Shore Bank &
                        Trust Company (banking services) from
                        1992 to 1993); Director, Empire Co. (food distributor).

Lora S. Collins         Attorney (formerly Attorney, Kramer,           1991
(65)                    Levin Naftalis & Frankel (law firm) from
                        1986 to 1996).

James E. Grinnell       Private investor since November 1988.          1995
(72)

James L. Moody, Jr.     Retired (formerly Chairman of the Board,       1986
(70)                    Hannaford Bros. Co. (food retailer) from
                        1984 to 1997 and Chief Executive Officer prior thereto).



(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.


                 Trustees' Compensation; Meetings and Committees

A.       Trustees' Compensation.

The members of the Board of Trustees of the Trust will serve as Trustees of the Liberty Fund Complex and Stein Roe Funds, for which service each Trustee, except for Mr. Palombo, will receive an annual retainer of $45,000, and attendance fees of $8,000 for each regular joint Board meeting and $1,000 for each special joint Board meeting. The Board of Trustees is expected to hold six regular joint Board meetings each year. Committee chairs will receive an additional annual retainer of $5,000. Other Committee members will receive an additional annual retainer of $1,000, and receive $1,000 for each special meeting attended on a day other than a regular joint Board meeting day. Two-thirds of the Trustees' fees are allocated among the Liberty Fund Complex and Stein Roe Funds based on their relative net assets, and one-third of the fees is divided equally among the Liberty Fund Complex and Stein Roe Funds.

The Funds do not currently provide pension or retirement plan benefits to the Trustees. However, certain Trustees currently serving on the Board of Trustees of the Funds who are not continuing on the combined Board of Trustees of the Liberty Fund Complex and Stein Roe Funds will receive payments at an annual rate equal to their 1999 Trustee compensation for the lesser of two years or until the date they would otherwise have retired at age 72. These payments will be made quarterly, beginning in 2001. LFC and the Liberty Fund Complex will each bear one-half of the cost of the payments; the Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.


Further information concerning the Trustees' compensation is disclosed under "III. Other Information Regarding the Funds" on page 25.


B.     Meetings and Certain Committees.


Composition. The current Board of Trustees of the Trust consists of two interested and nine non-interested Trustees. Mr. Mayer is not affiliated with LFC or any of its investment advisor affiliates, but is considered interested as a result of his affiliation with a broker-dealer. Mr. Palombo is an interested person because of his affiliation with LFC.



Audit Committee. The Audit Committee of the Trust, consisting of Ms. Verville (Chairperson) and Messrs. Bleasdale, Grinnell, Lowry, Macera and Moody, all of whom are non-interested Trustees, recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants the range of their audit services and their fees.



Compensation Committee. The Compensation Committee of the Trust, consisting of Messrs. Neuhauser (Chairperson), Grinnell and Stitzel and Ms. Collins, all of whom are non-interested Trustees, reviews compensation of the Board of Trustees.



Governance Committee. The Governance Committee of the Trust, consisting of Messrs. Bleasdale (Chairperson), Lowry, Mayer and Moody and Ms. Verville, all of whom are non-interested Trustees, except for Mr. Mayer (Mr. Mayer is interested as a result of his affiliation with a broker-dealer, but is not affiliated with
LFC), recommends to the Board of Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the applicable Fund, Attention: Secretary, One Financial Center, 11th Floor, Boston, Massachusetts 02111-2621.



The Board of Trustees and the Committees held the following number of meetings during the following fiscal year ended October 31, 2000:


    ------------------------- ---------------
    Board of Trustees               6
    ------------------------- ---------------
    ------------------------- ---------------
    Audit Committee                 4
    ------------------------- ---------------
    ------------------------- ---------------
    Compensation Committee          2
    ------------------------- ---------------
    ------------------------- ---------------
    Governance Committee            5
    ------------------------- ---------------


During the most recently completed fiscal year, each of the current Trustees attended more than 75% of the meetings of the Board of Trustees of the Trust and the committees of which such Trustee was a member.


THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR EACH NOMINEE IN PROPOSAL 1.

                          REQUIRED VOTE FOR PROPOSAL 1

Shareholders of each Fund vote together with the shareholders of the other series of the Trust for the election of Trustees. A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee to the Board of Trustees of the Trust. Since the number of Trustees has been fixed at eleven, this means that the eleven persons receiving the highest number of votes will be elected.

PROPOSAL 2.  APPROVE A SUB-ADVISORY AGREEMENT WITH STEIN ROE INVESTMENT
             COUNSEL LLC.

A.     Description of Proposal

Stein Roe & Farnham Incorporated (SRF) currently serves as the investment advisor to each Fund. SRF's operations include separate strategic business units, one of which is called Private Capital Management (PCM). A core portfolio team of investment professionals within PCM runs the day-to-day business of each Fund, including placing all orders for the purchase and sale of each Fund's portfolio securities. In a transaction scheduled to close by December 31, 2000, PCM will commence operations as an independent and unaffiliated federally-registered investment advisor called Stein Roe Investment Counsel LLC
(SRIC) owned substantially by certain persons previously involved in the business of PCM. The Board of Trustees which oversees the operations of the Funds has approved the retention by SRF of SRIC as a sub-advisor to manage the investment assets of each Fund. Under this arrangement, which is proposed to begin on or about January 1, 2001, the same core portfolio team of investment professionals that has been running the day-to-day business of each Fund under SRF will continue to do so as part of SRIC.

At the Meetings, shareholders of Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II will be asked to approve Sub-Advisory Agreements, substantially in the forms set forth in Appendix A and Appendix B, respectively, between SRF and SRIC. Approval of the Sub-Advisory Agreements will not affect the amount of management fees paid by the Funds to SRF under the existing Management Agreements of the Funds. SRF, not the Funds, will pay sub-advisory fees to SRIC under the Sub-Advisory Agreements.


Prior to the Meetings but before the closing of the transaction, it is expected that SRIC will become a separate corporate entity which is still under the control of LFC. At a meeting of the Board of Trustees scheduled to take place on December 13-14, 2000, the Board of Trustees will be asked to approve interim sub-advisory agreements between SRF and SRIC for the Funds on substantially the same terms as the forms of the Sub-Advisory Agreements in Appendix A and Appendix B, under which SRIC will provide sub-advisory services to the Funds until the closing of the transaction. Subject to Board approval, these interim sub-advisory agreements will be entered into immediately following the December 13-14, 2000 Board meeting. Also at that meeting, the Board of Trustees will be asked to approve another set of interim sub-advisory agreements between SRF and SRIC for the Funds pursuant to Rule 15a-4 under the Investment Company Act of 1940 (1940 Act), which will be entered into immediately following the closing of the transaction (at which time the first set of interim sub-advisory agreements will terminate due to an assignment) only if the Funds do not receive the requisite shareholder vote for the Sub-Advisory Agreements at the Meetings. These interim sub-advisory agreements will be in substantially the forms set forth in Appendix A and Appendix B but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the Fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by SRIC thereunder will be held in an interest-bearing escrow account until shareholder approval of the Sub-Advisory Agreements is obtained, in which case the amount in the escrow account will be paid to SRIC).


B.     Current Management Agreement


Currently,  SRF  manages  the  investment  of the assets of Liberty  Tax-Managed
Growth Fund and Liberty Tax-Managed Growth Fund II pursuant to Management Agreements dated December 23, 1996 and March 1, 2000, respectively, which were most recently approved by the shareholders of each Fund on February 2, 1997 and March 1, 2000, respectively. Under its Management Agreements with the Funds, SRF provides the Funds with discretionary investment services. Specifically, SRF is responsible for supervising and directing the investments of the Funds in accordance with their respective investment objectives, policies and restrictions. SRF also is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.



SRF receives monthly fees at the annual rate of 0.60% and 0.80%, respectively, of the average daily net assets of Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II. For the fiscal year ended October 31, 2000, the aggregate fees paid by Liberty Tax-Managed Growth Fund to SRF under the Management Agreement for the Fund were approximately $4,114,693 (unaudited). Liberty Tax-Managed Growth Fund II commenced operations on March 1, 2000 and has yet to complete a full fiscal year. For the period from March 1, 2000 through October 31, 2000, the aggregate fees paid by Liberty Tax-Managed Growth Fund II to SRF under the Management Agreement for the Fund were approximately $142,777 (unaudited).


C.     Description of Sub-Advisory Agreements

General


Under the Sub-Advisory Agreements, SRIC, under the supervision of the Board of Trustees and SRF, will: (a) manage the investment of the assets of the Funds in accordance with the investment objectives, policies and limitations stated in the Funds' then current Prospectuses and Statements of Additional Information;
(b) place purchase and sale orders for portfolio transactions for the Funds; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Funds; and (e) report results to the Board of Trustees.


Each of the Sub-Advisory Agreements provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations under the Sub-Advisory Agreement, SRIC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund.

Each of the Sub-Advisory Agreements will remain in effect pursuant to its terms until January 1, 2002, and from year to year thereafter, but only so long as its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. Each of the Sub-Advisory Agreements is terminable at any time without penalty on sixty days' written notice to SRIC by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by SRF, and by SRIC on ninety days' written notice to SRF and the Funds. Each of the Sub-Advisory Agreements also will terminate automatically in the event of its assignment as defined under the 1940 Act or in the event that the Management Agreement for the applicable Fund shall have terminated for any reason. Each of the Sub-Advisory Agreements may be amended only in accordance with the 1940 Act.

The above description of the proposed Sub-Advisory Agreements for Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II is qualified in its entirety by reference to the forms of Sub-Advisory Agreements that are set forth in Appendix A and Appendix B, respectively, to this proxy statement.

Sub-Advisory Fees


For each Fund, SRIC will be entitled to receive compensation for its services based in part on the performance achieved by the Fund (a "Performance Fee"). The arrangement will reward SRIC for performance that puts a Fund in the top quartile of Morningstar, Inc.'s Large Blend Category for domestic equity funds, but also will reduce SRIC's compensation with respect to periods during which a Fund's performance is below median in Morningstar, Inc.'s Large Blend Category for domestic equity funds.



For each Fund, SRF will pay SRIC a monthly Performance Fee that will consist of a basic fee calculated at the annual rate of 0.20% of the average daily net assets of the Fund (the "Basic Fee"), which is subject to adjustment by a factor referred to herein as the "Performance Adjustment Rate." The Performance Adjustment Rate will be readjusted quarterly depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend Category for domestic equity funds. The Performance Adjustment Rates applicable to each Morningstar ranking are as follows:


------------------------------------------ -------------------------------------
Morningstar Ranking                              Performance Adjustment Rate
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Quartile 1                                                   1.25
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Quartile 2                                                   1.00
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Below Median (i.e., Quartile 3 or 4)                         0.75
------------------------------------------ -------------------------------------


The total monthly Performance Fee paid by SRF to SRIC is determined by multiplying the Basic Fee (0.20% of the average daily net assets of a Fund) by the Performance Adjustment Rate. Expressed in mathematical terms the monthly fee payable to SRIC would be:



     Monthly Performance Fee = Basic Fee x Performance Adjustment Rate.



The table below sets forth the total Performance Fee to which SRIC would be entitled from SRF assuming that it achieves the indicated Morningstar ranking:



       If a Fund achieves                  SRIC will receive a fee from SRF
    a Morningstar ranking of:                   at an annual rate of:
--------------------------------- ---------------------------------------------
Quartile 1                        0.25%   of the Fund's average daily net assets
                                          (Basic Fee x 1.25 Performance
                                          Adjustment Rate)
Quartile 2                        0.20%   of the Fund's average daily net assets
                                          (Basic Fee x 1.00 Performance
                                          Adjustment Rate)
Quartile 3 or 4                   0.15%   of the Fund's average daily net assets
                                          (Basic Fee x 0.75 Performance
                                          Adjustment Rate)



As shown in the table above, the Performance Fee payable to SRIC under the Sub-Advisory Agreements may be adjusted to an annual rate as high as 0.25% of the average daily net assets of a Fund, or to an annual rate as low as 0.15% of the average daily net assets of a Fund, depending on the Fund's performance. Notwithstanding the above, the Sub-Advisory Agreements provide that SRIC shall not receive a fee less than $350,000 per annum in the aggregate for managing both Funds.



At the end of each calendar quarter, a new Performance Adjustment Rate will be calculated based on a Fund's Morningstar ranking for the three-year period ended on the last day of that calendar quarter. This new Performance Adjustment Rate will apply to the Performance Fees payable to SRIC for the next calendar quarter. For example, if a Fund's Morningstar ranking increases from Quartile 2 for the three-year period ended March 31, 2001 to Quartile 1 for the three-year period ended June 30, 2001, the monthly Performance Fees payable from SRF to SRIC will increase from an annual rate of 0.20% of the average daily net assets of the Fund (for the second quarter of 2001) to an annual rate of 0.25% of the average daily net assets of the Fund (for the third quarter of 2001.)



Because the Liberty Tax-Managed Growth Fund II has not yet been in operation for three years, its Performance Adjustment Rate will be based on the Fund's Morningstar ranking for the period from March 1, 2000 (commencement of operations) to the last day of the most recent calendar quarter. Once the Liberty Tax-Managed Growth Fund II has been in operation for three years, the Performance Adjustment Rate for each calendar quarter shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter.



This Performance Fee may create an incentive for SRIC to make investments that are riskier than would be the case in the absence of this performance adjustment. However, SRIC's fee will be reduced if a Fund performs poorly, but not below $350,000 per annum in the aggregate for managing both Funds. Shareholders should be aware that SRIC could be entitled to a higher fee even during periods when the value of a Fund declines. This could occur if the Fund's value declines but the Fund still performs better than its peers as measured by its Morningstar ranking. In addition, SRIC's fee will partially be based on the performance of the Funds during a period when it did not act as sub-advisor to the Funds.



Shareholders should note that the contractual level of management fees for the Fund shareholders will not increase or decrease as a result of this proposal. SRF, and not the Funds, will be responsible for paying the Performance Fees to SRIC under the Sub-Advisory Agreements.




D.     Information Regarding SRIC, SRF and their Affiliates

SRIC

The following information regarding SRIC has been provided by SRIC.

SRIC, located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is a Delaware limited liability company. It is registered as an investment advisor and will be the successor to the business presently conducted by the PCM division of SRF. Liberty Financial Services, Inc., a Massachusetts corporation (Liberty Financial Services) and an affiliate of SRF, is currently the beneficial owner of all of the membership interest in SRIC.


Liberty Financial Services has entered into a Membership Interest Purchase and Sale Agreement, dated October 31, 2000 (Purchase and Sale Agreement), among itself, Liberty Financial Companies, Inc. (LFC), a Massachusetts corporation and an affiliate of SRF, SRIC Acquisition LLC (SRIC Acquisition), a Delaware limited liability company, SRIC Holdings LLC, a Delaware limited liability company owned by certain persons involved in the business presently being conducted by PCM, and Putnam Lovell Equity Partners LP, a Delaware limited partnership (PLEP). SRIC Acquisition is currently owned by SRIC Holdings LLC. The General Partner of PLEP is Putnam Lovell Equity Advisors LLC, and the Managing Member is Putnam Lovell Capital Partners, Inc.


Under and subject to the conditions of the Purchase and Sale Agreement, SRIC Acquisition will purchase SRIC and will then merge into SRIC. SRIC will be the survivor of the merger. For the sale of SRIC under the Purchase and Sale Agreement, Liberty Financial Services will receive a cash payment in the amount of $10 million and a promissory note payable to Liberty Financial Services in the principal amount of $30,000,000 due December 31, 2005 with the principal and interest paid in installments. As a result, SRIC will be required to make ongoing payments to Liberty Financial Services under the promissory note issued in connection with the transaction.



After the consummation of this transaction, SRIC will be owned 40% by PLEP and 60% by SRIC Holdings LLC. The effect of the transaction is that SRIC will be a separate company that will be operated and substantially owned by former executives of PCM. The address of SRIC Holdings LLC is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, and the address of PLEP is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274.


Each Fund will be managed by a team of investment professionals assigned to it by SRIC as sub-advisor of the Fund. No single individual has primary management responsibility over a Fund's portfolio securities. It is expected that substantially the same team of investment professionals currently managing the Funds under SRF will be assigned responsibility of managing the Funds under SRIC.

SRIC will be a newly organized entity with no operating history. Although substantially the same core team of investment professionals is expected to manage the Funds under SRIC, the past performance of the Funds under this team can provide no assurance of future results.

The following table sets forth certain information concerning the principal executive officers and managers of SRIC. The address of Messrs. Kozanda, Rankin and Stacke, and Ms. MacAyeal is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of Mr. Lovell is 501 Deep Valley Drive, Suite 300, Rolling Hills Estates, California 90274. The address of Mr. Minnick is 7 Great Valley Parkway, Suite 290, Malvern, Pennsylvania 19355. In addition to those managers listed below, Liberty Financial Services has retained the right under the Purchase and Sale Agreement to appoint a non-voting member of the Board of Managers of SRIC.

-------------------------------- -----------------------------------------------
Name                             Principal Occupation
-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
Kenneth J. Kozanda               Chief Operating Officer, Treasurer and Member
                                 of the Board of Managers of SRIC

-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
Jeffrey D. Lovell                Member of the Board of Managers of SRIC,
                                 Managing Director of PLEP

-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
Linda S. MacAyeal                Vice President, General Counsel and Secretary
                                 of SRIC

-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
James E. Minnick                 Member of the Board of Managers of SRIC,
                                 Managing Director of PLEP

-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
James H. Stacke                  Executive Vice President and Member of the
                                 Board of Managers of SRIC

-------------------------------- -----------------------------------------------
-------------------------------- -----------------------------------------------
William E. Rankin                President, Chief Executive Officer and Member
                                 of the Board of Managers of SRIC
-------------------------------- -----------------------------------------------


SRF and Other Affiliates


SRF, located at One South Wacker Drive, Chicago, Illinois 60606, is an indirect wholly-owned subsidiary of LFC. LFC is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of September 30, 2000, LFC Management Corporation owned 71.12% of LFC. LFC is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. The principal executive offices of Liberty Financial Services, LFC, LFC Management Corporation, Liberty Corporate Holdings, Inc. and LFC Holdings, Inc. are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than LFC are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. The principal executive offices of Liberty Mutual and Liberty Mutual Equity Corporation are located at 175 Berkeley Street, Boston, Massachusetts 02117.



On November 1, 2000, LFC announced that it had retained CS First Boston to help explore strategic alternatives, including the possible sale of LFC.



SRF and its predecessor have been providing investment advisory services since 1932. SRF also acts as investment advisor to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations and other institutional investors. The sole director of SRF is C. Allen Merritt, Jr. Mr. Merritt is Chief Operating Officer of Liberty Financial. Stephen E. Gibson is President of SRF's Mutual Funds division and William E. Rankin is President of SRF's Private Capital Management division. In addition, Mr. Gibson serves as an officer of the Funds. The business address of Mr. Merritt is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210-2214; that of Mr.
Gibson is One Financial Center, Boston, Massachusetts 02111-2621; and that of Mr. Rankin is One South Wacker Drive, Chicago, Illinois 60606.



Colonial Management Associates, Inc. (Colonial), an affiliate of SRF located at One Financial Center, Boston, Massachusetts 02111-2621, provides administrative services to Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II under separate Administration Agreements, which will continue after each Sub-Advisory Agreement is approved, for an annual fee of 0.25% and 0.20%, respectively, of each Fund's average daily net assets. For the fiscal year ended October 31, 2000, the aggregate fees paid by Liberty Tax-Managed Growth Fund to Colonial under the Administration Agreement for the Fund were approximately $2,334,143 (unaudited). For the period from March 1, 2000 through October 31, 2000, the aggregate fees paid by Liberty Tax-Managed Growth Fund II to Colonial under the Administration Agreement for the Fund were approximately $35,694 (unaudited). These Administration Agreements with Colonial will remain in effect.



Colonial provides pricing and bookkeeping services to each of the Funds pursuant to a Pricing and Bookkeeping Agreement, which will continue after each Sub-Advisory Agreement is approved. For each Fund, Colonial is paid a monthly fee of $2,250 plus the following percentages of the Fund's average daily net assets over $50 million:


        0.035% annually on the next $950 million;
        0.025% annually on the next $1 billion;
        0.015% annually on the next $1 billion; and 0.001% annually on the excess over $3 billion


For the fiscal year ended October 31, 2000, the pricing and bookkeeping fees paid by Liberty Tax-Managed Growth Fund to Colonial under the Pricing and Bookkeeping Agreement were approximately $251,413 (unaudited). For the period from March 1, 2000 through October 31, 2000, the pricing and bookkeeping fees paid by Liberty Tax-Managed Growth Fund II to Colonial under the Pricing and Bookkeeping Agreement were approximately $17,860 (unaudited).



Liberty Funds Services, Inc. (LFSI), a subsidiary of LFG located at One Financial Center, Boston, Massachusetts 02111-2621, is the Funds' investor servicing agent (transfer, plan and dividend disbursing agent, and shareholder services provider), for which it receives monthly fees paid by the Funds, which will continue to be paid after each Sub-Advisory Agreement is approved. The fee paid to LFSI is based on the average daily net assets of each Fund, charges based on the number of shareholder accounts and transactions, and reimbursement for certain out-of-pocket expenses. For the fiscal year ended October 31, 2000, the aggregate fees paid by to LFSI on behalf of Liberty Tax-Managed Growth Fund were approximately $1,030,791 (unaudited). For the period from March 1, 2000 through October 31, 2000, the aggregate fees paid by to LFSI on behalf of Liberty Tax-Managed Growth Fund II were approximately $34,459 (unaudited).



Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial located at One Financial Center, Boston, MA 02111-2621, acts as distributor for each of the Funds under a distribution agreement, which will continue after each
Sub-Advisory  Agreement is approved.  The  Trustees  have  approved a 12b-1 plan
(Plan) for each Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund pays LFDI a service fee at an annual rate of 0.25% of the Fund's net assets attributed to Classes A, B and C. Each Fund also pays a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C Shares. Liberty Tax-Managed Growth Fund also pays a monthly (i) service fee at an annual rate of 0.25% of the Fund's net assets attributed to Classes E and F, and (ii) distribution fee at an annual rate of 0.10% of the Fund's net assets attributed to Class E and 0.75% of the Fund's net assets attributed to Class F. For the periods below, the aggregate fees paid by the Funds to LFDI were as follows:


12b-1 fees paid to LFDI (Unaudited)

-------------------------- ------------------------- ---------------------------
                           Liberty Tax-Managed       Liberty Tax-Managed Growth
                           Growth Fund               Fund II
                           (Fiscal Year Ended        (For the period from
Fees (Approximate)         October 31, 2000)         March 1, 2000 to
                                                     October 31, 2000)
-------------------------- ------------------------- ---------------------------
-------------------------- ------------------------- ---------------------------

Service Fees                    $1,722,308(a)                  $36,814(b)

-------------------------- ------------------------- ---------------------------
-------------------------- ------------------------- ---------------------------

Distribution Fees               $4,059,512(c)                  $98,689(d)

-------------------------- ------------------------- ---------------------------


(a) Classes A, B, C, E, F, G and H. Effective February 28, 2000, Class E shares merged into Class G shares, Class G shares were redesignated Class E shares, Class F shares merged into Class H shares and Class H shares were redesignated Class F shares.
(b)      Classes A, B and C.
(c) $3,433,508 were attributable to Class B Shares; $528,692 were attributable to Class C Shares; $6,049 were attributable to Class E Shares; $65,834 were attributable to Class F Shares; $2,355 were attributable to Class G Shares; and $23,074 were attributable to Class H Shares.
(d) $88,615 were attributable to Class B Shares and $10,074 were attributable to Class C Shares.



Colonial and SRF may continue to use the services of AlphaTrade Inc. (AlphaTrade), a registered broker-dealer subsidiary of Colonial, when buying or selling certain equity securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and Rule 17e-1 under the 1940 Act. For the fiscal year ended October 31, 2000, SRF did not pay any commissions to AlphaTrade on behalf of Liberty Tax-Managed Growth Fund. For the period from March 1, 2000 through October 31, 2000, SRF did not pay any commissions to AlphaTrade on behalf of Liberty Tax-Managed Growth Fund II.


These services provided to the Funds will continue to be provided if the Sub-Advisory Agreements are approved by shareholders of the Funds.

E.     The Evaluation by the Board of Trustees

At meetings held on October 25-26, 2000, the Trustees of the Trust considered information with respect to whether the proposed Sub-Advisory Agreements are in the best interests of the Funds and their shareholders. The Board of Trustees considered, among other factors, representations by SRIC regarding the nature and quality of services to be provided to the Funds and information regarding fees. The Board of Trustees considered that the Sub-Advisory Agreements with SRIC will not affect the fees paid by the Funds under the Management Agreements with SRF, and that the same core portfolio team of investment professionals that has been running the day-to-day business of each Fund will continue to do so under the Sub-Advisory Agreements with SRIC. The Board of Trustees also considered the conflicts of interest inherent in SRF's recommendation that SRIC be hired as the sub-advisor of the Funds because SRF's affiliates will receive monetary consideration in connection with the reorganization of PCM as SRIC.

Based upon their review, the Board of Trustees of the Trust concluded that each of the Sub-Advisory Agreements is reasonable, fair and in the best interests of each of the Funds and its shareholders, and that the fees provided in each of the Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board of Trustees considered that the fees payable under each of the Sub-Advisory Agreements would contain a performance component and concluded that this arrangement would be in the best interest of each of the Funds and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of any party to the Sub-Advisory Agreements, unanimously approved each of the Sub-Advisory Agreements and voted to recommend their approval by shareholders of the Funds.

F.     Interests of Certain Persons


No officer or Trustee of the Trust is an officer, employee or director of SRIC. Since November 1, 1999, no Trustee or officer of the Trust engaged in transactions of 1% or more of the outstanding securities of any class of SRIC, any of its parent companies or subsidiaries of SRIC or SRIC's parent companies. No Trustee of the Trust has had any direct or indirect material interest in any material transaction since November 1, 1999, or in any material proposed transaction, to which SRIC, its parent companies, or subsidiaries of SRIC or its parent companies was or is to be a party. There is no arrangement or understanding in connection with the Sub-Advisory Agreements with respect to the composition of the Trust's Board of Trustees or SRIC's management or with respect to the selection or appointment of any person to any office of such company.


G.     Vote Required

Approval of each Sub-Advisory Agreement will require the approval of "a majority of the outstanding voting securities" of each Fund, present in person or represented by proxy at a meeting of the shareholders of that Fund. A "majority of the outstanding voting securities" requires approval by the holders of 67% or more of the Fund's voting securities which are present at the Meeting if the holders of more than 50% of such securities are present in person or by proxy, or more than 50% of the Fund's voting securities, whichever is less.


Immediately after the December 13-14, 2000 meeting (and subject to the approval of) the Board of Trustees of the Trust, SRF and SRIC intend to enter into interim sub-advisory agreements for each Fund, in substantially the forms set forth in Appendix A and Appendix B, which will terminate and be replaced on the closing date of the transaction by the Sub-Advisory Agreements if the requisite shareholder vote is obtained at the Meetings. In the event that the shareholders do not approve the Sub-Advisory Agreements at the meetings, SRF and SRIC will enter into another set of interim sub-advisory agreements pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following the closing of the transaction (at which time the first set of interim sub-advisory agreements will terminate due to an assignment). These interim sub-advisory agreements will be in substantially the forms set forth in Appendix A and Appendix B but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that a Fund's Board of Trustees or a majority of the fund's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by SRIC thereunder will be held in an interest-bearing escrow account until shareholder approval of the Sub-Advisory Agreements is obtained, in which case the amount in the escrow account will be paid to SRIC). In the event that a Sub-Advisory Agreement does not receive the requisite shareholder approval, SRF will (a) manage all of the assets of the applicable Fund itself, (b) negotiate a new investment sub-advisory agreement with a different advisory organization, or
(c) make other appropriate arrangements, subject to approval in accordance with the 1940 Act.



Again, the contractual level of management fees for Fund shareholders will not increase as a result of this proposal because SRF will be responsible for paying the sub-advisory fees to SRIC under the Sub-Advisory Agreements or any interim sub-advisory agreements.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR PROPOSAL 2.

III.   OTHER INFORMATION REGARDING THE FUNDS

A.     Outstanding Shares

On September 29, 2000, the Funds had shares of beneficial interest outstanding as follows:

----------------------------- --------------------------- ----------------------
                              Liberty Tax-Managed         Liberty Tax-Managed
                              Growth Fund                 Growth Fund II
----------------------------- --------------------------- ----------------------
----------------------------- --------------------------- ----------------------
Class A                             8,683,133.528                 466,935.419
----------------------------- --------------------------- ----------------------
----------------------------- --------------------------- ----------------------
Class B                            29,401,008.779               3,689,774.917
----------------------------- --------------------------- ----------------------
----------------------------- --------------------------- ----------------------
Class C                             4,424,400.752                 399,039.966
----------------------------- --------------------------- ----------------------
----------------------------- --------------------------- ----------------------
Class E                               494,143.783                    N/A
----------------------------- --------------------------- ----------------------
----------------------------- --------------------------- ----------------------
Class F                               740,379.827                    N/A
----------------------------- --------------------------- ----------------------
----------------------------- --------------------------- ----------------------
Class Z                               101,713.496                 450,302.294
----------------------------- --------------------------- ----------------------

On  September  29,  2000,  all  series  of  the  Trust,   including  the  Funds,
collectively had 559,435,280.400 shares of beneficial interest outstanding.

As of September 29, 2000, the following shareholders of record owned 5% or more of the applicable outstanding Class(es) of shares of Liberty Tax-Managed Growth Fund (LTMGF) and Liberty Tax-Managed Growth Fund II (LTMGII):

----------- --------- --------------------------- ----------------- ------------
                                                                    Percentage
                                                  Number of         of
            Class                                 Outstanding       Outstanding
            of        Name and Address of         Shares of Class   Shares of
Fund        Shares    Shareholder                 Owned             Class Owned
----------- --------- --------------------------- ----------------- ------------
----------- --------- --------------------------- ----------------- ------------
LTMGF       B & C     Merrill Lynch, Pierce,      2,210,197.589         7.52%
                      Fenner & Smith, Inc.        (B)                   8.65%
                      For the Sole Benefit of     382,707.118 (C)
                      its Customers
                      4800 Deer Lake Drive E.
                      2nd Floor
                      Jacksonville, FL 32246
----------- --------- --------------------------- ----------------- ------------
----------- --------- --------------------------- ----------------- ------------
LTMGF       Z         Investors Bank & Trust      10,965.698          10.78%
                      Company Custodian
                      Leon Jonas Jr. IRA
                      611 Foxcroft Road
                      Elkins Park, PA 19207
----------- --------- --------------------------- ----------------- ------------
----------- --------- --------------------------- ----------------- ------------
LTMGF       Z         Investors Bank and Trust    10,865.715          10.68%
                      Company Custodian
                      Patrick J. Banfield IRA
                      22 Meeting House Square
                      Middleton, MA 01949
----------- --------- --------------------------- ----------------- ------------
----------- --------- --------------------------- ----------------- ------------
LTMGF       Z         Investors Bank and Trust    10,865.718          10.68%
                      Company Custodian
                      Robert G. Banfield IRA
                      109 Island Beach Road
                      Wells, ME 04090
----------- --------- --------------------------- ----------------- ------------

-------------- -------- ------------------------ ---------------- --------------
                                                 Number of        Percentage of
Liberty        Class                             Outstanding      Outstanding
Mutual         of       Name and Address of      Shares of        Shares of
Fund           Shares   Shareholder              Class Owned      Class Owned
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGF          Z        Paul Rothman             9,319.659            9.16%
                        Industries LTD Pension
                        Plan
                        169 E. 69th Street
                        Apt. 12A
                        New York, NY 10021
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGF          Z        Investors Bank & Trust   5,790.438            5.69%
                        Company Custodian
                        Virginia Sorrells
                        Trustee
                        Edward Jones Family
                        Trust E Ben of Edward
                        Jones IRA
                        3159 Ferncreek Lane
                        Escondido, CA 92027
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGF          Z        Investors Bank & Trust   5,243.214            5.15%
                        Company Custodian
                        Barbara Witteborg
                        Trustee
                        Edward Jones Family
                        Trust C Ben of Edward
                        Jones IRA
                        7334 Northeast 85th
                        Ter.
                        Kansas City, MO 64157
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGF          Z        The Primary Day School   34,699.567         34.12%
                        Inc.
                        7300 River Road
                        Bethesda, MD 20817
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGFII        A        Helen F. Lewis Trustee   24,096.386           5.16%
                        Helen F. Lewis Trust
                        200 Glenwood Cir. F-1
                        Monterey, CA 93940
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGFII        Z        Johanna C. Plaut Trust   25,115.596           5.58%
                        FBO Edward Plaut Jr.
                        c/o Joann Santoro
                        Patterson Belknap Webb
                        & Tyler
                        1133 Ave. of the
                        Americas
                        New York, NY 10036
-------------- -------- ------------------------ ---------------- --------------
-------------- -------- ------------------------ ---------------- --------------
LTMGFII        Z        Colonial Management      225,000.000        49.97%
                        Associates, Inc.
                        One Financial Center
                        Boston, MA 02111
-------------- -------- ------------------------ ---------------- --------------

As of the Record Date, the executive officers and the current Board of Trustees as a group were known to beneficially own less than 1% of each of the outstanding Class(es) of shares of each of the Funds.

B.     Executive Officers


The following table sets forth certain information about the executive officers of the Trust:



Executive Officer  Office with the Trust; Principal       Year of Election as
Name & Age         Occupation (1)                         Executive Officer
----------         --------------                         -----------------



Stephen E. Gibson  President of the Liberty Funds Complex         1998
(46)               since June, 1998, President of the
                   Stein Roe Funds since November,  1999,
                   Chairman of the Board since July, 1998,
                   Chief Executive Officer and President
                   since December, 1996 and Director,
                   since July, 1996 of the Colonial
                   (formerly Executive Vice President
                   from July, 1996 to December, 1996);
                   Director, Chief Executive Officer and
                   President of Liberty Funds Group LLC
                   (LFG) since  December, 1998 (formerly
                   Director, Chief Executive Officer and
                   President of The Colonial Group, Inc.
                   (TCG) from December, 1996 to December,
                   1998); President and Vice Chairman of SR&F since January, 2000 (formerly Assistant
                   Chairman and Executive Vice President
                   from August, 1998 to January, 2000)
                   (formerly Managing Director of Marketing of Putnam Investments, June, 1992 to July, 1996.)

Executive Officer  Office with the Funds; Principal       Year of Election as
Name & Age         Occupation (1)                         Executive Officer
----------         --------------                         -----------------

Kevin M. Carome    Executive Vice President of Liberty            2000
(44)               Funds Complex and Liberty All-Star
                   Funds since  October,  2000;
                   Executive Vice President of the
                   Stein Roe Funds since May, 1999;
                   formerly Vice President from
                   April, 1998 to May, 1999, Assistant
                   Secretary from April, 1998 to
                   February, 2000 and Secretary
                   from February, 2000 to May, 2000;
                   Chief Legal Officer, LFC since
                   August, 2000; Senior Vice President,
                   Legal, LFG since January, 1999;
                   General Counsel and Secretary of SRF
                   since January, 1998; Associate General
                   Counsel and Vice President of LFC prior
                   thereto.



William J. Ballou  Secretary of the Liberty Funds Complex         2000
(35)               and Liberty All-Star Funds since
                   October,  2000;  Assistant  Secretary
                   from October, 1997 to October, 2000
                   of the Liberty Funds Complex; Assistant
                   Secretary of the Stein Roe Funds from May,
                   2000 to November, 2000; Vice President,
                   Assistant Secretary and Counsel of
                   Colonial since October, 1997; Vice
                   President and Counsel since April,
                   2000 and Assistant Secretary since December,
                   1998 of LFG; Associate Counsel; Massachusetts
                   Financial Services Company; from May, 1995 to September, 1997; Associate, Ropes & Gray from September, 1991 to May, 1995) .


(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

C.     Trustee Compensation

The current Board of Trustees received the following compensation from each Fund as of each Fund's fiscal year end 1:

-------------------------- ----------------------- -----------------------

FUND                               LTMGF                  LTMGFII
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------

Fiscal Year End                   10/31/99               10/31/99 2
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Trustee:
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Bleasdale                     $1,779 3                 $511 4
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Ms. Collins                        1,564                    491
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Grinnell                       1,629                    511
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Lowry                          1,581                    491
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Macera                         1,687                    491
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Mayer                          1,593                    511
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Moody                          1,473 5                  511 6
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Neuhauser                      1,650                    515
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Mr. Stitzel                        1,687                    491
-------------------------- ----------------------- -----------------------
-------------------------- ----------------------- -----------------------
Ms. Verville                       1,708 7                  491 8
-------------------------- ----------------------- -----------------------

-----------------------------
1 The Funds do not currently provide pension or retirement plan benefits to the Trustees.
2 Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made and upon estimated relative fund net assets.
3  Includes $850 payable in later years as deferred compensation.
4  Includes $260 payable in later years as deferred compensation.
5 Total compensation of $1,473 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation. 6 Total compensation of $511 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
7 Total compensation of $1,708 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.
8 Total compensation of $491 for the fiscal year ended October 31, 1999, will be payable in later years as deferred compensation.

-------------------------- -----------------------------------------------
                             TOTAL COMPENSATION PAID FROM LIBERTY FUND
                              COMPLEX TO THE BOARD OF TRUSTEES FOR THE
                                        CALENDAR YEAR ENDED
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------


                                             12/31/99*

-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Trustee:
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Bleasdale                                $103,000 9
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Ms. Collins                                    96,000
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Grinnell                                  100,000
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Lowry                                      97,000
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Macera                                     95,000
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Mayer                                     101,000
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Moody                                      91,000 10
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Neuhauser                                 101,252
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Mr. Stitzel                                    95,000
-------------------------- -----------------------------------------------
-------------------------- -----------------------------------------------
Ms. Verville                                   96,000 11
-------------------------- -----------------------------------------------

--------------------------
9  Includes $52,000 payable in later years as deferred compensation.
10 Total compensation of $91,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.
11 Total compensation of $96,000 for the calendar year ended December 31, 1999, will be payable in later years as deferred compensation.

*  Includes compensation from other funds in the Liberty Fund Complex.

The following table sets forth the compensation paid to certain Trustees in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (together, Liberty All-Star Funds) for service during the calendar year ended December 31, 1999:


---------------------------- -----------------------------------------------
                              Total Compensation Paid To The Trustees From
                               the Liberty All-Star Funds For The Calendar
Trustee                              Year Ended December 31, 1999 12
---------------------------- -----------------------------------------------
---------------------------- -----------------------------------------------
James E. Grinnell                                25,000
---------------------------- -----------------------------------------------
---------------------------- -----------------------------------------------
Richard W. Lowry                                 25,000
---------------------------- -----------------------------------------------
---------------------------- -----------------------------------------------
William E. Mayer                                 25,000
---------------------------- -----------------------------------------------
---------------------------- -----------------------------------------------
John J. Neuhauser                                25,000
---------------------------- -----------------------------------------------

----------------------------

12 The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Colonial).

                                   Appendix A

                             SUB-ADVISORY AGREEMENT

       SUB-ADVISORY AGREEMENT, dated this 1st day of January, 2001, by and between STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser") and STEIN ROE INVESTMENT COUNSEL LLC, a Delaware limited liability company (the "Sub-Adviser").

                                   WITNESSETH:

       WHEREAS, the Adviser provides Liberty Tax-Managed Growth Fund (the "Fund"), a series of Liberty Funds Trust I (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated December 23, 1996 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund; and

       WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.


       NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") as provided by the Adviser to the Sub-Adviser and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

       Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

       2. Certain Information to the Sub-Adviser. Copies of the Prospectus, the Statement, and the Trust's Declaration of Trust have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust's Declaration of Trust. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will be entitled to rely on all documents furnished to it by the Adviser.

       3.  Execution  of  Certain  Documents.   Subject  to  any  other  written
instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested to execute by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

       4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

       5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Adviser to the Sub-Adviser. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund's ranking in Morningstar, Inc.'s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

--------------------------------------- ----------------------------------------
Morningstar Ranking                            Performance Adjustment Rate
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Quartile 1                                                1.25
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Quartile 2                                                1.00
--------------------------------------- ----------------------------------------
--------------------------------------- ----------------------------------------
Below Median                                              0.75
--------------------------------------- ----------------------------------------

For the calendar quarter beginning January 1, 2001, and for each calendar quarter thereafter, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the prior calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Adviser under this Agreement and the Sub-Advisory Agreement between the parties, dated on or about January 1, 2001, with respect to Liberty Tax-Managed Growth Fund II (collectively, the "Sub-Advisory Agreements") shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Adviser under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Adviser, as soon as practicable after the end of the year, shall pay the Sub-Adviser the difference between $350,000 and the amount the Adviser has paid the Sub-Adviser under the Sub-Advisory Agreements for that year. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

       6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

       7. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Adviser to the Sub-Adviser relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

       8. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:
           ---------------------------------------------------------------------

       (a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

       (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

       (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

       (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

       9. Representation of the Adviser. The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

       10. Non-Exclusivity. The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands the Sub-Adviser may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

       11. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

       12. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until January 1, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

       13. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

       14. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities," "assignment," "control," "affiliated persons" and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

       15. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser or Sub-Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

       16. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.


                           STEIN ROE & FARNHAM INCORPORATED

                           By:  __________________________________________
                                Name:
                                Title:


                           STEIN ROE INVESTMENT COUNSEL LLC

                           By:  __________________________________________
                                Name:
                                Title:

                                   Appendix B

                             SUB-ADVISORY AGREEMENT

       SUB-ADVISORY AGREEMENT, dated this 1st day of January, 2001, by and between STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Adviser") and STEIN ROE INVESTMENT COUNSEL LLC, a Delaware limited liability company (the "Sub-Adviser").

                                   WITNESSETH:

       WHEREAS, the Adviser provides Liberty Tax-Managed Growth Fund II (the "Fund"), a series of Liberty Funds Trust I (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), business services pursuant to the terms and conditions of an investment advisory agreement dated March 1, 2000 (the "Advisory Agreement") between the Adviser and the Trust, on behalf of the Fund; and

       WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.


       NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of the assets of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's then current Prospectus (the "Prospectus") and Statement of Additional Information (the "Statement") as provided by the Adviser to the Sub-Adviser and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

       Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund's assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

       2. Certain Information to the Sub-Adviser. Copies of the Prospectus, the Statement, and the Trust's Declaration of Trust have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus, the Statement, and the Trust's Declaration of Trust. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will be entitled to rely on all documents furnished to it by the Adviser.

       3.  Execution  of  Certain  Documents.   Subject  to  any  other  written
instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

       4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

       5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser a monthly fee, payable within 10 business days after the last day of each month, composed of a basic fee and a performance adjustment. The basic fee shall be calculated at the end of each month by applying one-twelfth of the basic fee rate (0.20%) to the average of the net assets of the Fund (computed in the manner set forth in the Prospectus or Statement) determined as of the close of business on each business day throughout the month. The performance adjustment shall be determined by multiplying the basic fee by the performance adjustment rates set forth below. The resulting calculation is the total monthly fee paid by the Adviser to the Sub-Adviser. The performance adjustment rate shall be readjusted at the end of each calendar quarter based on the Fund's ranking in Morningstar, Inc.'s Large Blend category for domestic equity funds. The rates applicable to each ranking are as follows:

----------------------------------------- --------------------------------------
Morningstar Ranking                             Performance Adjustment Rate
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Quartile 1                                                  1.25
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Quartile 2                                                  1.00
----------------------------------------- --------------------------------------
----------------------------------------- --------------------------------------
Below Median                                                0.75
----------------------------------------- --------------------------------------

       For the calendar quarter beginning January 1, 2001, and for each calendar quarter thereafter until April 1, 2003, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the period beginning with the commencement of the Fund's operations and ending on the last day of the prior calendar quarter. For the calendar quarter beginning April 1, 2003, and for each calendar quarter thereafter, the performance adjustment rate shall be the rate applicable to the Fund's Morningstar ranking for the three-year period ending on the last day of the most recent calendar quarter. In the event this Agreement is terminated during any month, the basic fee rate and performance adjustment rate shall be applied to net assets averaged over that month ending on the last business day on which this Agreement is in effect. Notwithstanding the above, the annual compensation payable to the Sub-Adviser under this Agreement and the Sub-Advisory Agreement between the parties, dated on or about January 1, 2001, with respect to Liberty Tax-Managed Growth Fund (collectively, the "Sub-Advisory Agreements") shall not be less than $350,000 in the aggregate. If the compensation paid to the Sub-Adviser under the Sub-Advisory Agreements for any calendar year is less than $350,000 in the aggregate, the Adviser, as soon as practicable after the end of the year, shall pay the Sub-Adviser the difference between $350,000 and the amount the Adviser has paid the Sub-Adviser under the Sub-Advisory Agreements for that year. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser.

       6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

       7. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, "affiliated persons" of the Sub-Adviser, the Trustees of the Trust or the Fund's distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-1 procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement as provided by the Adviser to the Sub-Adviser relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

       8. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

       (a) It: (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act") and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an "assignment" of this Agreement.

       (b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request.

       (c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

       (d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the "SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

       9. Representation of the Adviser. The Adviser represents that (i) it is authorized to perform the services herein, (ii) the appointment of the Sub-Adviser has been duly authorized; and (iii) it will act in conformity with the Advisers Act.

       10. Non-Exclusivity. The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands the Sub-Adviser may give advice and take action with respect to any of its other clients for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

       11. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

       12. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until January 1, 2002 and from year to year thereafter but only so long as its continuance is "specifically approved at least annually" by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund. This Agreement may be terminated at any time without penalty on sixty days' written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Adviser on ninety days' written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its "assignment" or in the event that the Advisory Agreement shall have terminated for any reason.

       13. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

       14. Certain Definitions. The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities," "assignment," "control," "affiliated persons" and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

       15. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Adviser or Sub-Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the representing party shall immediately notify, but in no event later than five (5) business days, the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

       16. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser's Secretary in the case of the Sub-Adviser, the Adviser's General Counsel in the case of the Adviser, and the Trust's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.


                               STEIN ROE & FARNHAM INCORPORATED

                               By:  ____________________________________________
                                    Name:
                                    Title:

                               STEIN ROE INVESTMENT COUNSEL LLC

                               By:  ____________________________________________
                                    Name:
                                    Title:

                              PLEASE VOTE PROMPTLY
                        *********************************


Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Suzan M. Barron, Stephen E. Gibson, Russell L. Kane, Pamela A. McGrath, and Vincent P. Pietropaolo each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Wednesday, December 27, 2000, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Liberty Logo]  LIBERTY
Liberty Funds Services, Inc.


Liberty Tax-Managed Growth Fund
Liberty Tax-Managed Growth Fund II


This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

1.       To elect eleven Trustees (Item 1 of the Notice).

(01)      Douglas A. Hacker
(02)      Janet Langford Kelly
(03)      Richard W. Lowry
(04)      Salvatore Macera
(05)      William E. Mayer
(06)      Charles Nelson
(07)      John J. Neuhauser
(08)      Joseph R. Palombo
(09)      Thomas E. Stitzel
(10)      Thomas C. Theobald
(11)      Anne-Lee Verville

For                      Withheld                       For All
All                                                     Except
Nominees
 --                        --                             --
|--|                      |--|                           |--|

Instruction: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To approve or disapprove a sub-advisory agreement with Stein Roe Investment Counsel LLC (Item 2 of the Notice).

For                      Against                       Abstain
 --                          --                            --
|--|                        |--|                          |--|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE AT LEFT                                          |__|

PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by
authorized     person.

Please be sure to sign and date this Proxy.          Date_________________


------------------------- Shareholder sign here

--------------------------Co-owner sign here

TWO CONVENIENT WAYS TO VOTE YOUR PROXY






The enclosed proxy statement provides details on important issues affecting your Liberty Funds. The Board of Trustees recommends that you vote for all proposals.



We are offering two additional ways to vote: by telephone or fax. These methods may be faster and more convenient than the traditional method of mailing back your proxy card.



If you are voting by telephone or fax, you SHOULD NOT mail your proxy card.



Vote by Telephone:
o Read the proxy statement and have your proxy card available.
o When you are ready to vote, call toll free 1-877-518-9416 between 9:00 a.m. and 11:00 p.m. EST.
o Following the instructions provided to cast your vote. A representative will be available to answer questions.



Vote by Fax:
o Read the proxy statement
o Complete the enclosed proxy card.
o Fax your proxy card to 1-800-733-1885.


YOUR PROXY VOTE IS IMPORTANT!